OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Supplement dated June 4, 2013

to the Prospectus and Statement of Additional Information dated November 28, 2012

This supplement amends the Oppenheimer California Municipal Fund (the “Fund”) prospectus (the “Prospectus”) and statement of additional information (the “SAI”), each dated November 28, 2012, and is in addition to any other supplements.

Effective as of May 6, 2013, the Prospectus is revised as follows:

1.	The section titled “Risks of Non-Diversification” on page 5 is deleted in its entirety.

Effective as of May 6, 2013, the SAI is amended as follows:

1.	The section titled “Non-Diversification of the Fund’s Investments” on pages 20-21 is deleted in its entirety and replaced with the following:

Diversification. The Fund intends to be “diversified” as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

2.	The section titled “Organization and History” on page 25 is deleted in its entirety and replaced with the following:

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in July 1988.

June 4, 2013                                                                                                                 PS0790.022